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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 8, 2003

                                 ---------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-3187                 22-3865106
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                    77002
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1 CenterPoint Energy Houston Electric, LLC Slide

ITEM 9.  REGULATION FD DISCLOSURE.

         A copy of a slide presenting the external debt balances of CenterPoint Energy, Inc. that CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit
99.1. A copy of the slide will also be available on CenterPoint Energy, Inc.'s website, www.centerpointenergy.com. The slide is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide will not be incorporated by reference into any registration statement filed by CenterPoint Houston under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide is not intended to, and does not, constitute a determination or admission by CenterPoint Houston that the information in the slide is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Houston or any of its affiliates.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CENTERPOINT ENERGY HOUSTON
                                             ELECTRIC, LLC



Date: April 8, 2003                          By:  /s/ JAMES S. BRIAN
                                                  ------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer


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                                  EXHIBIT INDEX


   Exhibit
   Number              Exhibit Description
   -------             -------------------

    99.1               CenterPoint Energy Houston Electric, LLC Slide